SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2003

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-12168	88-0242733
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 792-7200

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits:

99.1 Text of Press Release dated April 24, 2003.

Item 9.    Regulation FD Disclosure.

The information contained in Item 9 of this Current Report on Form 8-K is being furnished to the Commission pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with Commission Release Nos. 33-8126 and 34-47583.

On April 24, 2003, Boyd Gaming Corporation issued an earnings release announcing its financial results for the quarter ended March 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: April 24, 2003	/s/ ELLIS LANDAU
Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Text of Press Release dated April 24, 2003